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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): October 7, 2004



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement

On October 7, 2004, Eastman Kodak Company (Kodak) and Sun Microsystems Inc. (Sun) reached a tentative agreement to settle a lawsuit filed by Kodak for infringement of its Khoyi patents regarding a software architecture on which Sun's Java product is based. See press release dated October 7, 2004, which is filed along with this document as Exhibit (99.1).

On October 12, 2004 a final settlement agreement was signed, which is filed along with this document as Exhibit (10) Z.
Pursuant to the terms of the settlement agreement, Sun paid
Kodak $92 million in cash on October 12, 2004.

Kodak provided to Sun a non-exclusive license relating to Kodak's Khoyi patents. In addition, Kodak licensed to Sun certain Kodak patents for existing and future versions of Sun's Java technology. The licensed Kodak patents are limited to those Kodak patents now infringed by the current version of Sun's Java technology.

Kodak also released Sun from any past infringement of Kodak's
Khoyi patents and from any past infringement of Kodak patents by the Java technology.

The license and the release relative to Java technology extend to Sun's licensees, customers, developers, suppliers, manufacturers and distributors.

Sun released Kodak from all counterclaims that it had asserted in the litigation.

The case was dismissed with prejudice.


ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits

(10) Z.  Eastman Kodak Company Settlement Agreement with Sun
         Microsystems Inc.

(99.1)   Eastman Kodak Company press release dated October 7,
         2004 regarding the tentative agreement reached between Eastman Kodak Company and Sun Microsystems Inc.


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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY



                                             By: /s/ Richard G. Brown, Jr.
                                             -----------------------------
                                             Richard G. Brown, Jr.
                                             Controller

Date:  October 14, 2004






                      EASTMAN KODAK COMPANY
                        INDEX TO EXHIBITS

Exhibit No.

(10) Z.  Eastman Kodak Company Settlement Agreement with Sun
         Microsystems Inc.

(99.1)   Eastman Kodak Company press release dated October 7,
         2004.